EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                        PERIOD ENDING SEPTEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of October 20, 2004 and with respect to the performance of the Trust during the period of September 1, 2004 through September 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder .................  $                -
                                                                                                                 ------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder .................  $                -
                                                                                                                 ------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder .................  $                -
                                                                                                                 ------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder .................  $                -
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ................................             1.71771
                                                                                                                 ------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ................................             2.09271
                                                                                                                 ------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ................................             2.71771
                                                                                                                 ------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ................................             4.84271
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ................................             1.71771
                                                                                                                 ------------------

     2.  The total amount of distribution in respect to the Class B Noteholder ................................             2.09271
                                                                                                                 ------------------

     3.  The total amount of distribution in respect to the Class C Noteholder ................................             2.71771
                                                                                                                 ------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ................................             4.84271
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ...........................................................  $   617,825,950.38
                                                                                                                 ------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date .......................................  $    53,919,238.05
                                                                                                                 ------------------

     3.  Recoveries for the preceding Monthly Period ..........................................................  $     3,919,093.06
                                                                                                                 ------------------

     4.  The Defaulted Amount for the preceding Monthly Period ................................................  $    17,889,054.99
                                                                                                                 ------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period .........................................................                5.34%
                                                                                                                 ------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period .......................................................................................  $ 3,067,382,166.79
                                                                                                                 ------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period .......................................................................................  $ 3,096,279,841.06
                                                                                                                 ------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period ............................................................  $    53,925,121.17
                                                                                                                 ------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period .............................................................  $    58,138,749.73
                                                                                                                 ------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period .................................................................  $ 2,464,750,000.00
                                                                                                                 ------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period ..........................  $   631,529,841.06
                                                                                                                 ------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period ........................               20.40%
                                                                                                                 ------------------

     13.  The Required Transferor Percentage ..................................................................                7.00%
                                                                                                                 ------------------

     14.  The Required Transferor Interest ....................................................................  $   216,739,588.87
                                                                                                                 ------------------

     15.  The monthly principal payment rate for the preceding Monthly Period .................................              20.142%
                                                                                                                 ------------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ........  $                -
                                                                                                                 ------------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                          Percentage            Aggregate
                                                                           of Total              Account
                                                                          Receivables            Balance
               (a) Delinquent between 30 days and 59 days                    1.301%         $  41,024,445.98
               (b) Delinquent between 60 days and 89 days                    1.022%         $  32,238,381.73
               (c) Delinquent between 90 days and 119 days                   0.867%         $  27,359,202.75
               (d) Delinquent between 120 days and 149 days                  0.657%         $  20,715,278.15
               (e) Delinquent between 150 days and 179 days                  0.641%         $  20,206,242.58
               (f) Delinquent 180 days or greater                            0.000%         $              -
                                                                             -----          ----------------
               (g) Aggregate                                                 4.487%         $ 141,543,551.19
                                                                             =====          ================

V.  Information regarding Series 2000-C

     1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of Series 2000-C as of the last day of
         the related Monthly Period ............................................................................   $ 400,000,000.00
                                                                                                                   ----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
         the related Monthly Period ............................................................................   $ 400,000,000.00
                                                                                                                   ----------------
                                                                                                  NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of
         the related Monthly Period ............................................................     1.0000        $ 320,000,000.00
                                                                                                                   ----------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
         Monthly Period .........................................................................    1.0000        $  38,000,000.00
                                                                                                                   ----------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
         Monthly Period .........................................................................    1.0000        $  28,000,000.00
                                                                                                                   ----------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
         Monthly Period .........................................................................    1.0000        $  14,000,000.00
                                                                                                                   ----------------

     7.  The Floating Investor Percentage with respect to the period:

     September 1, 2004 through September 30, 2004                                                                        13.0404357%
                                                                                                                   ----------------

     8.  The Fixed Investor Percentage with respect to the period:

     September 1, 2004 through September 30, 2004                                                                               N/A
                                                                                                                   ----------------

     9. The amount of Investor Principal Collections applicable to Series 2000-C ...............................   $  80,567,195.80
                                                                                                                   ----------------

     10a.  The amount of Available Finance Charge Collections on deposit
           in the Collection Account on the related Payment Date ...............................................   $   5,029,525.31
                                                                                                                   ----------------

     10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
           Section 8.04(a) of the Master Indenture .............................................................   $   2,007,721.04
                                                                                                                   ----------------

     11.   The Investor Default Amount for the related Monthly Period ..........................................   $   2,332,810.71
                                                                                                                   ----------------

     12.   The Monthly Servicing Fee for the related Monthly Period ............................................   $     666,666.67
                                                                                                                   ----------------

     13.   Trust yields for the related Monthly Period

           a.  The cash yield for the related Monthly Period ...................................................              21.11%
                                                                                                                   ----------------

           b.  The default rate for the related Monthly Period .................................................               7.00%
                                                                                                                   ----------------

           c.  The Net Portfolio Yield for the related Monthly Period ..........................................              14.11%
                                                                                                                   ----------------

           d.  The Base Rate for the related Monthly Period ....................................................               4.32%
                                                                                                                   ----------------

           e.  The Excess Spread Percentage for the related Monthly Period .....................................               9.79%
                                                                                                                   ----------------

           f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...........................              10.15%
                                                                                                                   ----------------

             i) Excess Spread Percentage related to           Sep-04                                                           9.79%
                                                                                                                   ----------------

             ii) Excess Spread Percentage related to          Aug-04                                                          10.46%
                                                                                                                   ----------------

             iii) Excess Spread Percentage related to         Jul-04                                                          10.21%
                                                                                                                   ----------------

     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from  September 20, 2004 through and  including October 19, 2004                         1.81125%
                                                                                                                   ----------------

     15.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws
              for the related Payment Date) ....................................................................   $              -
                                                                                                                   ----------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period ............................   $              -
                                                                                                                   ----------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections ....................................   $              -
                                                                                                                   ----------------

     16.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date) ............................................................................   $              -
                                                                                                                   ----------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections ......................................................................................   $              -
                                                                                                                   ----------------

          c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections ....................................   $              -
                                                                                                                   ----------------

     17.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................   $   7,000,000.00
                                                                                                                   ----------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date .........................   $   7,000,000.00
                                                                                                                   ----------------

     18.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................   $              -
                                                                                                                   ----------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................   $              -
                                                                                                                   ----------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................   $              -
                                                                                                                   ----------------

                                      Advanta Bank Corp.
                                      as Servicer

                                      By: /s/ MICHAEL COCO
                                      Name:  Michael Coco
                                      Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                        PERIOD ENDING SEPTEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of October 20, 2004 and with respect to the performance of the Trust during the period of September 1, 2004 through September 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ................    $               -
                                                                                                                  -----------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ................    $               -
                                                                                                                  -----------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ................    $               -
                                                                                                                  -----------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ...............................              1.75938
                                                                                                                  -----------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ...............................              2.21771
                                                                                                                  -----------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ...............................              2.80104
                                                                                                                  -----------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ...............................              5.67604
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ...............................              1.75938
                                                                                                                  -----------------

     2.  The total amount of distribution in respect to the Class B Noteholder ...............................              2.21771
                                                                                                                  -----------------

     3.  The total amount of distribution in respect to the Class C Noteholder ...............................              2.80104
                                                                                                                  -----------------

     4.  The total amount of distribution in respect to the Class D Noteholder ...............................              5.67604
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ..........................................................    $  617,825,950.38
                                                                                                                  -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date ......................................    $   53,919,238.05
                                                                                                                  -----------------

     3.  Recoveries for the preceding Monthly Period .........................................................    $    3,919,093.06
                                                                                                                  -----------------

     4.  The Defaulted Amount for the preceding Monthly Period ...............................................    $   17,889,054.99
                                                                                                                  -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period ........................................................                 5.34%
                                                                                                                  -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period ......................................................................................    $3,067,382,166.79
                                                                                                                  -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period ......................................................................................    $3,096,279,841.06
                                                                                                                  -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period ...........................................................    $   53,925,121.17
                                                                                                                  -----------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of
         the preceding Monthly Period ........................................................................    $   58,138,749.73
                                                                                                                  -----------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
          day of the preceding Monthly Period ................................................................    $2,464,750,000.00
                                                                                                                  -----------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period .........................     $ 631,529,841.06
                                                                                                                  -----------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period .......................                20.40%
                                                                                                                  -----------------

     13.  The Required Transferor Percentage .................................................................                 7.00%
                                                                                                                  -----------------

     14.  The Required Transferor Interest ...................................................................    $  216,739,588.87
                                                                                                                  -----------------

     15.  The monthly principal payment rate for the preceding Monthly Period ................................               20.142%
                                                                                                                  -----------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .......    $               -
                                                                                                                  -----------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
          Period preceding such Payment Date:

                                                                     Percentage             Aggregate
                                                                      of Total               Account
                                                                     Receivables             Balance
               (a) Delinquent between 30 days and 59 days               1.301%           $ 41,024,445.98
               (b) Delinquent between 60 days and 89 days               1.022%           $ 32,238,381.73
               (c) Delinquent between 90 days and 119 days              0.867%           $ 27,359,202.75
               (d) Delinquent between 120 days and 149 days             0.657%           $ 20,715,278.15
               (e) Delinquent between 150 days and 179 days             0.641%           $ 20,206,242.58
               (f) Delinquent 180 days or greater                       0.000%           $             -
                                                                        -----            ---------------
               (g) Aggregate                                            4.487%           $141,543,551.19
                                                                        =====            ===============

V. Information regarding Series 2001-A

   1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of
       Series 2001-A as of the last day of the related Monthly Period .........................................     $300,000,000.00
                                                                                                                    ---------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2001-A on the last day of the related Monthly Period ..................................     $300,000,000.00
                                                                                                                    ---------------
                                                                                               NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period ........................   1.0000            $240,000,000.00
                                                                                                                    ---------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period ........................   1.0000            $ 28,500,000.00
                                                                                                                    ---------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period ........................   1.0000            $ 21,000,000.00
                                                                                                                    ---------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period ........................   1.0000            $ 10,500,000.00
                                                                                                                    ---------------

   7.  The Floating Investor Percentage with respect to the period:

   September 1, 2004 through September 30, 2004                                                                           9.7803268%
                                                                                                                    ---------------

   8.  The Fixed Investor Percentage with respect to the period:

   September 1, 2004 through September 30, 2004                                                                                 N/A
                                                                                                                    ---------------

   9. The amount of Investor Principal Collections applicable to Series 2001-A ................................     $ 60,425,397.01
                                                                                                                    ---------------

   10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account
         on the related Payment Date ..........................................................................     $  3,772,143.98
                                                                                                                    ---------------

   10b.  The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master
         Indenture ............................................................................................     $  1,505,790.78
                                                                                                                    ---------------

   11.  The Investor Default Amount for the related Monthly Period ............................................     $  1,749,608.04
                                                                                                                    ---------------

   12.  The Monthly Servicing Fee for the related Monthly Period ..............................................     $    500,000.00
                                                                                                                    ---------------

   13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ......................................................               21.11%
                                                                                                                    ---------------

        b. The default rate for the related Monthly Period ....................................................                7.00%
                                                                                                                    ---------------

        c. The Net Portfolio Yield for the related Monthly Period .............................................               14.11%
                                                                                                                    ---------------

        d.  The Base Rate for the related Monthly Period ......................................................                4.42%
                                                                                                                    ---------------

        e.  The Excess Spread Percentage for the related Monthly Period .......................................                9.69%
                                                                                                                    ---------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period .............................               10.05%
                                                                                                                    ---------------

                   i) Excess Spread Percentage related to        Sep-04                                                        9.69%
                                                                                                                    ---------------

                   ii) Excess Spread Percentage related to       Aug-04                                                       10.36%
                                                                                                                    ---------------

                   iii) Excess Spread Percentage related to      Jul-04                                                       10.11%
                                                                                                                    ---------------

   14.  Floating Rate Determinations:

   LIBOR for the Interest Period from  September 20, 2004 through and including October 19, 2004                            1.81125%
                                                                                                                    ---------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the related
            Payment Date) .....................................................................................     $             -
                                                                                                                    ---------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period .............................     $             -
                                                                                                                    ---------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections .....................................     $             -
                                                                                                                    ---------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date
            (after taking into consideration deposits and withdraws for the related Payment Date) .............     $             -
                                                                                                                    ---------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections .....................................     $             -
                                                                                                                    ---------------

        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections ...................................................     $             -
                                                                                                                    ---------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ...........................     $  5,250,000.00
                                                                                                                    ---------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date ..........................     $  5,250,000.00
                                                                                                                    ---------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .......................     $             -
                                                                                                                    ---------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .......................     $             -
                                                                                                                    ---------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period ..............................     $             -
                                                                                                                    ---------------

                               Advanta Bank Corp.
                               as Servicer

                               By: /s/ MICHAEL COCO
                               Name: Michael Coco
                               Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                        PERIOD ENDING SEPTEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of October 20, 2004 and with respect to the performance of the Trust during the period of September 1, 2004 through September 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................   $               -
                                                                                                                  -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................   $               -
                                                                                                                  -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................   $               -
                                                                                                                  -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................   $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .................................             1.67604
                                                                                                                  -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .................................             2.09271
                                                                                                                  -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .................................             2.96771
                                                                                                                  -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .................................             6.92604
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder .................................             1.67604
                                                                                                                  -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder .................................             2.09271
                                                                                                                  -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder .................................             2.96771
                                                                                                                  -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder .................................             6.92604
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ............................................................   $  617,825,950.38
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date ........................................   $   53,919,238.05
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ...........................................................   $    3,919,093.06
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period .................................................   $   17,889,054.99
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
        for the preceding Monthly Period ......................................................................                5.34%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period ........................................................................................   $3,067,382,166.79
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period ........................................................................................   $3,096,279,841.06
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period .............................................................   $   53,925,121.17
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
        of the preceding Monthly Period .......................................................................   $   58,138,749.73
                                                                                                                  -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period .......................................................................   $2,464,750,000.00
                                                                                                                  -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period ............................   $  631,529,841.06
                                                                                                                  -----------------

    12. The transferor percentage as of the last day of the preceding Monthly Period ..........................               20.40%
                                                                                                                  -----------------

    13. The Required Transferor Percentage ....................................................................                7.00%
                                                                                                                  -----------------

    14. The Required Transferor Interest ......................................................................   $  216,739,588.87
                                                                                                                  -----------------

    15. The monthly principal payment rate for the preceding Monthly Period ...................................              20.142%
                                                                                                                  -----------------

    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ..........   $               -
                                                                                                                  -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage         Aggregate
                                                              of Total           Account
                                                             Receivables         Balance
           (a) Delinquent between 30 days and 59 days          1.301%        $ 41,024,445.98
           (b) Delinquent between 60 days and 89 days          1.022%        $ 32,238,381.73
           (c) Delinquent between 90 days and 119 days         0.867%        $ 27,359,202.75
           (d) Delinquent between 120 days and 149 days        0.657%        $ 20,715,278.15
           (e) Delinquent between 150 days and 179 days        0.641%        $ 20,206,242.58
           (f) Delinquent 180 days or greater                  0.000%        $             -
                                                               -----         ---------------
           (g) Aggregate                                       4.487%        $141,543,551.19
                                                               =====         ===============

V.  Information regarding Series 2002-A

    1.  The amount of Principal Receivables in the Trust represented by the Invested
        Amount of Series 2002-A as of the last day of the related Monthly Period ..............................   $  300,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2002-A on the last day of the related Monthly Period ........................   $  300,000,000.00
                                                                                                                  -----------------
                                                                                                 NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period ....................        1.0000        $  240,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period ....................        1.0000        $   27,750,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period ....................        1.0000        $   21,750,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period ....................        1.0000        $   10,500,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    September 1, 2004 through September 30, 2004                                                                          9.7803268%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    September 1, 2004 through September 30, 2004                                                                                N/A
                                                                                                                  -----------------

    9.  The amount of Investor Principal Collections applicable to Series 2002-A ..............................   $   60,425,397.01
                                                                                                                  -----------------

    10a. The amount of the Investor Finance Charge Collections on deposit in the
         Collection Account on the Related Payment Date to be treated as Servicer
         Interchange ..........................................................................................   $       62,500.00
                                                                                                                  -----------------

    10b. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date .......................................................   $    3,772,143.98
                                                                                                                  -----------------

    10c. The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a)
         of the Master Indenture ..............................................................................   $    1,443,290.78
                                                                                                                  -----------------

    11. The Investor Default Amount for the related Monthly Period ............................................   $    1,749,608.04
                                                                                                                  -----------------

    12. The Monthly Servicing Fee for the related Monthly Period ..............................................   $      500,000.00
                                                                                                                  -----------------

    13. Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ......................................................               21.11%
                                                                                                                  -----------------

        b. The default rate for the related Monthly Period ....................................................               7.00%
                                                                                                                  -----------------

        c. The Net Portfolio Yield for the related Monthly Period .............................................               14.11%
                                                                                                                  -----------------

        d.  The Base Rate for the related Monthly Period ......................................................                4.39%
                                                                                                                  -----------------

        e.  The Excess Spread Percentage for the related Monthly Period .......................................                9.72%
                                                                                                                  -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period .............................               10.08%
                                                                                                                  -----------------

          i) Excess Spread Percentage related to               Sep-04                                                          9.72%
                                                                                                                  -----------------

          ii) Excess Spread Percentage related to              Aug-04                                                         10.39%
                                                                                                                  -----------------

          iii) Excess Spread Percentage related to             Jul-04                                                         10.13%
                                                                                                                  -----------------

    14. Floating Rate Determinations:

    LIBOR for the Interest Period from  September 20, 2004 through and  including October 19, 2004                          1.81125%
                                                                                                                  -----------------

    15. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws for the
           related Payment Date) ..............................................................................   $               -

                                                                                                                  -----------------

        b. The Accumulation Shortfall with respect to the related Monthly Period ..............................   $               -
                                                                                                                  -----------------

        c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
           treated as Available Finance Charge Collections ....................................................   $               -
                                                                                                                  -----------------

    16. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
           into consideration deposits and withdraws for the related Payment Date) ............................   $               -
                                                                                                                  -----------------

        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
           Account to be treated as Available Finance Charge Collections ......................................   $               -
                                                                                                                  -----------------

        c. Interest earnings on the Reserve Account deposited into the Collection Account to be
           treated as Available Finance Charge Collections ....................................................   $               -
                                                                                                                  -----------------

    17. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date ............................        6,000,000.00
                                                                                                                  -----------------

        b. The Available Cash Collateral Account Amount on the related Payment Date ...........................   $    6,000,000.00
                                                                                                                  -----------------

    18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ........................   $               -
                                                                                                                  -----------------

        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ........................   $               -
                                                                                                                  -----------------

    19. The Monthly Principal Reallocation Amount for the related Monthly Period ..............................   $               -
                                                                                                                  -----------------

                                Advanta Bank Corp.
                                as Servicer

                                By: /s/ MICHAEL COCO
                                Name: Michael Coco
                                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                        PERIOD ENDING SEPTEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of October 20, 2004 and with respect to the performance of the Trust during the period of September 1, 2004 through September 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................   $               -
                                                                                                                  -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................   $               -
                                                                                                                  -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................   $               -
                                                                                                                  -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................   $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .................................             1.84271
                                                                                                                  -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .................................             2.96771
                                                                                                                  -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .................................             4.42604
                                                                                                                  -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .................................             8.17604
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder .................................             1.84271
                                                                                                                  -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder .................................             2.96771
                                                                                                                  -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder .................................             4.42604
                                                                                                                  -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder .................................             8.17604
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ............................................................   $  617,825,950.38
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and
        Administrative Receivables for the Monthly Period preceding such Payment Date .........................   $   53,919,238.05
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ...........................................................   $    3,919,093.06
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period .................................................   $   17,889,054.99
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the
        Defaulted Amount less Recoveries for the preceding Monthly Period, and the
        denominator is the average Receivables for the preceding Monthly Period ...............................                5.34%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period ........................................................................................   $3,067,382,166.79
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period ........................................................................................   $3,096,279,841.06
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period .............................................................   $   53,925,121.17
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
        day of the preceding Monthly Period ...................................................................   $   58,138,749.73
                                                                                                                  -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period .......................................................................   $2,464,750,000.00
                                                                                                                  -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period ............................   $  631,529,841.06
                                                                                                                  -----------------

    12. The transferor percentage as of the last day of the preceding Monthly Period ..........................               20.40%
                                                                                                                  -----------------

    13. The Required Transferor Percentage ....................................................................                7.00%
                                                                                                                  -----------------

    14. The Required Transferor Interest ......................................................................   $  216,739,588.87
                                                                                                                  -----------------

    15. The monthly principal payment rate for the preceding Monthly Period ...................................              20.142%
                                                                                                                  -----------------

    16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period .........   $               -
                                                                                                                  -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage         Aggregate
                                                              of Total           Account
                                                             Receivables         Balance
           (a) Delinquent between 30 days and 59 days          1.301%        $ 41,024,445.98
           (b) Delinquent between 60 days and 89 days          1.022%        $ 32,238,381.73
           (c) Delinquent between 90 days and 119 days         0.867%        $ 27,359,202.75
           (d) Delinquent between 120 days and 149 days        0.657%        $ 20,715,278.15
           (e) Delinquent between 150 days and 179 days        0.641%        $ 20,206,242.58
           (f) Delinquent 180 days or greater                  0.000%        $             -
                                                               -----         ---------------
           (g) Aggregate                                       4.487%        $141,543,551.19
                                                               =====         ===============

V.  Information regarding Series 2003-A

    1.  The amount of Principal Receivables in the Trust represented by the Invested
        Amount of Series 2003-A as of the last day of the related Monthly Period ..............................   $  400,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2003-A on the last day of the related Monthly Period ........................   $  400,000,000.00
                                                                                                                  -----------------
                                                                                                 NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period .....................       1.0000        $  320,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period .....................       1.0000        $   37,000,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period .....................       1.0000        $   29,000,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period .....................       1.0000        $   14,000,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    September 1, 2004 through September 30, 2004                                                                         13.0404357%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    September 1, 2004 through September 30, 2004                                                                                N/A
                                                                                                                  -----------------

    9.  The amount of Investor Principal Collections applicable to Series 2003-A ..............................   $   80,567,195.80
                                                                                                                  -----------------

    10a. The amount of the Investor Finance Charge Collections on deposit in the
         Collection Account on the Related Payment Date to be treated as Servicer Interchange .................   $       83,333.33
                                                                                                                  -----------------

    10b. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date .......................................................   $    5,029,525.31
                                                                                                                  -----------------

    10c. The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture....   $    1,924,387.71
                                                                                                                  -----------------

    11. The Investor Default Amount for the related Monthly Period ............................................   $    2,332,810.71
                                                                                                                  -----------------

    12. The Monthly Servicing Fee for the related Monthly Period ..............................................   $      666,666.67
                                                                                                                  -----------------

    13. Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ......................................................               21.11%
                                                                                                                  -----------------

        b. The default rate for the related Monthly Period ....................................................                7.00%
                                                                                                                  -----------------

        c. The Net Portfolio Yield for the related Monthly Period .............................................               14.11%
                                                                                                                  -----------------

        d.  The Base Rate for the related Monthly Period ......................................................                4.83%
                                                                                                                  -----------------

        e.  The Excess Spread Percentage for the related Monthly Period .......................................                9.28%
                                                                                                                  -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period .............................                9.63%
                                                                                                                  -----------------

                 i) Excess Spread Percentage related to               Sep-04                                                   9.28%
                                                                                                                  -----------------

                 ii) Excess Spread Percentage related to              Aug-04                                                   9.94%
                                                                                                                  -----------------

                 iii) Excess Spread Percentage related to             Jul-04                                                   9.68%
                                                                                                                  -----------------

    14. Floating Rate Determinations:

    LIBOR for the Interest Period from  September 20, 2004 through and  including October 19, 2004                          1.81125%
                                                                                                                  -----------------

    15. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws for the
           related Payment Date) ..............................................................................   $               -
                                                                                                                  -----------------

        b. The Accumulation Shortfall with respect to the related Monthly Period ..............................   $               -
                                                                                                                  -----------------

        c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
           treated as Available Finance Charge Collections ....................................................   $               -
                                                                                                                  -----------------

    16. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
           into consideration deposits and withdraws for the related Payment Date) ............................   $               -
                                                                                                                  -----------------

        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
           Account to be treated as Available Finance Charge Collections ......................................   $               -
                                                                                                                  -----------------

        c. Interest earnings on the Reserve Account deposited into the Collection Account to be
           treated as Available Finance Charge Collections ....................................................   $               -
                                                                                                                  -----------------

    17. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date ............................        8,000,000.00
                                                                                                                  -----------------

        b. The Available Cash Collateral Account Amount on the related Payment Date ...........................   $    8,000,000.00
                                                                                                                  -----------------

    18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ........................   $               -
                                                                                                                  -----------------

        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ........................   $               -
                                                                                                                  -----------------

    19. The Monthly Principal Reallocation Amount for the related Monthly Period ..............................   $               -
                                                                                                                  -----------------

                              Advanta Bank Corp.
                              as Servicer

                              By: /s/ MICHAEL COCO
                              Name: Michael Coco
                              Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                        PERIOD ENDING SEPTEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of October 20, 2004 and with respect to the performance of the Trust during the period of September 1, 2004 through September 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder................   $               -
                                                                                                                 -----------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder................   $               -
                                                                                                                 -----------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder................   $               -
                                                                                                                 -----------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder................   $               -
                                                                                                                 -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest...............................             1.80104
                                                                                                                 -----------------

      2.  The amount of distribution in respect to the Class B Monthly Interest...............................             2.88438
                                                                                                                 -----------------

      3.  The amount of distribution in respect to the Class C Monthly Interest...............................             4.92604
                                                                                                                 -----------------

      4.  The amount of distribution in respect to the Class D Monthly Interest...............................             8.17604
                                                                                                                 -----------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder...............................             1.80104
                                                                                                                 -----------------

      2.  The total amount of distribution in respect to the Class B Noteholder...............................             2.88438
                                                                                                                 -----------------

      3.  The total amount of distribution in respect to the Class C Noteholder...............................             4.92604
                                                                                                                 -----------------

      4.  The total amount of distribution in respect to the Class D Noteholder...............................             8.17604
                                                                                                                 -----------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

      1.  The aggregate amount of such Collections with respect to
          Principal Receivables for the Monthly Period preceding such Payment Date............................   $  617,825,950.38
                                                                                                                 -----------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date......................................   $   53,919,238.05
                                                                                                                 -----------------

      3.  Recoveries for the preceding Monthly Period.........................................................   $    3,919,093.06
                                                                                                                 -----------------

      4.  The Defaulted Amount for the preceding Monthly Period...............................................   $   17,889,054.99
                                                                                                                 -----------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period........................................................                5.34%
                                                                                                                 -----------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period......................................................................................   $3,067,382,166.79
                                                                                                                 -----------------

      7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period......................................................................................   $3,096,279,841.06
                                                                                                                 -----------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period...........................................................   $   53,925,121.17
                                                                                                                 -----------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
          last day of the preceding Monthly Period............................................................   $   58,138,749.73
                                                                                                                 -----------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
          last day of the preceding Monthly Period............................................................   $2,464,750,000.00
                                                                                                                 -----------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period..........................   $  631,529,841.06
                                                                                                                 -----------------

      12. The transferor percentage as of the last day of the preceding Monthly Period........................               20.40%
                                                                                                                 -----------------

      13. The Required Transferor Percentage..................................................................                7.00%
                                                                                                                 -----------------

      14. The Required Transferor Interest....................................................................   $  216,739,588.87
                                                                                                                 -----------------

      15. The monthly principal payment rate for the preceding Monthly Period.................................              20.142%
                                                                                                                 -----------------

      16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period........   $               -
                                                                                                                 -----------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
          Payment Date:

                                                                               Percentage                    Aggregate
                                                                                of Total                      Account
                                                                               Receivables                    Balance

               (a) Delinquent between 30 days and 59 days                        1.301%                  $  41,024,445.98
               (b) Delinquent between 60 days and 89 days                        1.022%                  $  32,238,381.73
               (c) Delinquent between 90 days and 119 days                       0.867%                  $  27,359,202.75
               (d) Delinquent between 120 days and 149 days                      0.657%                  $  20,715,278.15
               (e) Delinquent between 150 days and 179 days                      0.641%                  $  20,206,242.58
               (f) Delinquent 180 days or greater                                0.000%                  $              -
                                                                                 -----                   ----------------
               (g) Aggregate                                                     4.487%                  $ 141,543,551.19
                                                                                 =====                   ================

V.    Information regarding Series 2003-B

      1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of
          the related Monthly Period..........................................................................   $  300,000,000.00
                                                                                                                 -----------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of
          the related Monthly Period..........................................................................   $  300,000,000.00
                                                                                                                 -----------------

                                                                                      NOTE FACTORS

      3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
          Monthly Period..........................................................        1.0000                 $  240,000,000.00
                                                                                                                 -----------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
          Monthly Period..........................................................        1.0000                 $   27,750,000.00
                                                                                                                 -----------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
          Monthly Period..........................................................        1.0000                 $   21,750,000.00
                                                                                                                 -----------------

      6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
          Monthly Period..........................................................        1.0000                 $   10,500,000.00
                                                                                                                 -----------------

      7.  The Floating Investor Percentage with respect to the period:

      September 1, 2004 through September 30, 2004                                                                       9.7803268%
                                                                                                                 -----------------

      8.  The Fixed Investor Percentage with respect to the period:

      September 1, 2004 through September 30, 2004                                                                      N/A
                                                                                                                 -----------------

      9.  The amount of Investor Principal Collections applicable to Series 2003-B............................   $   60,425,397.01
                                                                                                                 -----------------

      10a. The amount of Available Finance Charge Collections on deposit
           in the Collection Account on the related Payment Date..............................................   $    3,772,143.98
                                                                                                                 -----------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
           Section 8.04(a) of the Master Indenture............................................................   $    1,505,790.78
                                                                                                                 -----------------

      11. The Investor Default Amount for the related Monthly Period..........................................   $    1,749,608.04
                                                                                                                 -----------------

      12. The Monthly Servicing Fee for the related Monthly Period............................................   $      500,000.00
                                                                                                                 -----------------

      13. Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period....................................................               21.11%
                                                                                                                 -----------------

          b. The default rate for the related Monthly Period..................................................                7.00%
                                                                                                                 -----------------

          c. The Net Portfolio Yield for the related Monthly Period...........................................               14.11%
                                                                                                                 -----------------

          d. The Base Rate for the related Monthly Period.....................................................                4.82%
                                                                                                                 -----------------

          e. The Excess Spread Percentage for the related Monthly Period......................................                9.29%
                                                                                                                 -----------------

          f. The Quarterly Excess Spread Percentage for the related Monthly Period............................                9.64%
                                                                                                                 -----------------

             i) Excess Spread Percentage related to                       Sep-04                                              9.29%
                                                                                                                 -----------------

             ii) Excess Spread Percentage related to                      Aug-04                                              9.94%
                                                                                                                 -----------------

             iii) Excess Spread Percentage related to                     Jul-04                                              9.69%
                                                                                                                 -----------------

      14. Floating Rate Determinations:

      LIBOR for the Interest Period from  September 20, 2004 through and  including October 19, 2004                       1.81125%
                                                                                                                 -----------------

      15. Principal Funding Account

          a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
             and withdraws for the related Payment Date)......................................................   $               -
                                                                                                                 -----------------

          b. The Accumulation Shortfall with respect to the related Monthly Period............................   $               -
                                                                                                                 -----------------

          c. The Principal Funding Investment Proceeds deposited in the Collection
             Account to be treated as Available Finance Charge Collections....................................   $               -
                                                                                                                 -----------------

      16. Reserve Account

          a. The amount on deposit in the Reserve Account on the related Payment
             Date (after taking into consideration deposits and withdraws for the
             related Payment Date)............................................................................   $               -
                                                                                                                 -----------------

          b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
             Collections......................................................................................   $               -
                                                                                                                 -----------------

          c. Interest earnings on the Reserve Account deposited into the Collection
             Account to be treated as Available Finance Charge Collections....................................   $               -
                                                                                                                 -----------------

      17. Cash Collateral Account

          a. The Required Cash Collateral Account Amount on the related Payment Date..........................   $    6,750,000.00
                                                                                                                 -----------------

          b. The Available Cash Collateral Account Amount on the related Payment Date.........................   $    6,750,000.00
                                                                                                                 -----------------

      18. Investor Charge-Offs

          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period......................   $               -
                                                                                                                 -----------------

          b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date......................   $               -
                                                                                                                 -----------------

      19. The Monthly Principal Reallocation Amount for the related Monthly Period............................   $               -
                                                                                                                 -----------------

                             Advanta Bank Corp.
                             as Servicer

                             By: /s/ MICHAEL COCO
                             Name: Michael Coco
                             Title:  Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                        PERIOD ENDING SEPTEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of October 20, 2004 and with respect to the performance of the Trust during the period of September 1, 2004 through September 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders.............   $               -
                                                                                                                 -----------------

      2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders.............   $               -
                                                                                                                 -----------------

      3.  The amount of distribution in respect to principal payment to the Class B Noteholders...............   $               -
                                                                                                                 -----------------

      4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders.............   $               -
                                                                                                                 -----------------

      5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders.............   $               -
                                                                                                                 -----------------

      6.  The amount of distribution in respect to principal payment to the Class D Noteholders...............   $               -
                                                                                                                 -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A-1 Monthly Interest.............................   $         1.80917
                                                                                                                 -----------------
      2.  The amount of distribution in respect to the Class A-2 Monthly Interest.............................   $         1.70104
                                                                                                                 -----------------
      3.  The amount of distribution in respect to the Class B Monthly Interest...............................   $         2.75938
                                                                                                                 -----------------
      4.  The amount of distribution in respect to the Class C-1 Monthly Interest.............................   $         4.80104
                                                                                                                 -----------------
      5.  The amount of distribution in respect to the Class C-2 Monthly Interest.............................   $         4.95833
                                                                                                                 -----------------
      6.  The amount of distribution in respect to the Class D Monthly Interest...............................   $         7.34271
                                                                                                                 -----------------

III.  Information regarding the total monthly distribution to the Noteholders
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A-1 Noteholders............................   $         1.80917
                                                                                                                 -----------------

      2.  The total amount of distribution in respect to the Class A-2 Noteholders............................   $         1.70104
                                                                                                                 -----------------

      3.  The total amount of distribution in respect to the Class B Noteholders..............................   $         2.75938
                                                                                                                 -----------------

      4.  The total amount of distribution in respect to the Class C-1 Noteholders............................   $         4.80104
                                                                                                                 -----------------

      5.  The total amount of distribution in respect to the Class C-2 Noteholders............................   $         4.95833
                                                                                                                 -----------------

      6.  The total amount of distribution in respect to the Class D Noteholders..............................   $         7.34271
                                                                                                                 -----------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to
          Principal Receivables for the Monthly Period preceding such Payment Date............................   $  617,825,950.38
                                                                                                                 -----------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date......................................   $   53,919,238.05
                                                                                                                 -----------------

      3.  Recoveries for the preceding Monthly Period.........................................................   $    3,919,093.06
                                                                                                                 -----------------

      4.  The Defaulted Amount for the preceding Monthly Period...............................................   $   17,889,054.99
                                                                                                                 -----------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period........................................................                5.34%
                                                                                                                 -----------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period......................................................................................   $3,067,382,166.79
                                                                                                                 -----------------

      7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period......................................................................................   $3,096,279,841.06
                                                                                                                 -----------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period..............................................................$   53,925,121.17
                                                                                                                 -----------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
          last day of the preceding Monthly Period............................................................   $   58,138,749.73
                                                                                                                 -----------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
          day of the preceding Monthly Period.................................................................   $2,464,750,000.00
                                                                                                                 -----------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period..........................   $  631,529,841.06
                                                                                                                 -----------------

      12. The transferor percentage as of the last day of the preceding Monthly Period.........................              20.40%
                                                                                                                 -----------------

      13. The Required Transferor Percentage..................................................................                7.00%
                                                                                                                 -----------------

      14. The Required Transferor Interest....................................................................   $  216,739,588.87
                                                                                                                 -----------------

      15. The monthly principal payment rate for the preceding Monthly Period.................................              20.142%
                                                                                                                 -----------------

      16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly
          Period..............................................................................................   $               -
                                                                                                                 -----------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
          Payment Date:

                                                                           Percentage               Aggregate
                                                                            of Total                 Account
                                                                           Receivables               Balance
                                                                           -----------           ----------------
                  (a) Delinquent between 30 days and 59 days                  1.301%             $  41,024,445.98
                  (b) Delinquent between 60 days and 89 days                  1.022%             $  32,238,381.73
                  (c) Delinquent between 90 days and 119 days                 0.867%             $  27,359,202.75
                  (d) Delinquent between 120 days and 149 days                0.657%             $  20,715,278.15
                  (e) Delinquent between 150 days and 179 days                0.641%             $  20,206,242.58
                  (f) Delinquent 180 days or greater                          0.000%             $              -
                                                                              -----              ----------------
                  (g) Aggregate                                               4.487%             $ 141,543,551.19
                                                                              =====              ================

V.    Information regarding Series 2003-C

      1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-C as of the last day of
          the related Monthly Period..........................................................................   $  300,000,000.00
                                                                                                                 -----------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-C on the last day of
          the related Monthly Period..........................................................................   $  300,000,000.00
                                                                                                                 -----------------

                                                                                                  NOTE FACTORS

      3.  The amount of Principal Receivables in the Trust represented by the Class
          A-1 Note Principal Balance on the last day of the related Monthly Period.............      1.0000      $  210,000,000.00
                                                                                                                 -----------------

      4.  The amount of Principal Receivables in the Trust represented by the Class A-2 Note Principal Balance on the last day of the related
          Monthly Period.......................................................................      1.0000      $   30,000,000.00
                                                                                                                 -----------------

      5.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
          Monthly Period.......................................................................      1.0000      $   27,750,000.00
                                                                                                                 -----------------

      6.  The amount of Principal Receivables in the Trust represented by the Class C-1 Note Principal Balance on the last day of the related
          Monthly Period.......................................................................      1.0000      $   10,000,000.00
                                                                                                                 -----------------

      7.  The amount of Principal Receivables in the Trust represented by the Class C-2 Note Principal Balance on the last day of the related
          Monthly Period.......................................................................      1.0000      $   11,750,000.00
                                                                                                                 -----------------

      8.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
          Monthly Period.......................................................................      1.0000      $   10,500,000.00
                                                                                                                 -----------------

      9.  The Floating Investor Percentage with respect to the period:

      September 1, 2004 through September 30, 2004                                                                       9.7803268%
                                                                                                                 -----------------

      10. The Fixed Investor Percentage with respect to the period:

      September 1, 2004 through September 30, 2004                                                                            N/A
                                                                                                                 -----------------

      11. The amount of Investor Principal Collections applicable to Series 2003-C............................   $   60,425,397.01
                                                                                                                 -----------------

      12a. The amount of Available Finance Charge Collections on deposit in the Collection Account
          on the related Payment Date.........................................................................   $    3,772,143.98
                                                                                                                 -----------------

      12b. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture.............   $    1,505,790.78
                                                                                                                 -----------------

      13. The Investor Default Amount for the related Monthly Period..........................................   $    1,749,608.04
                                                                                                                 -----------------

      14. The Monthly Servicing Fee for the related Monthly Period............................................   $      500,000.00
                                                                                                                 -----------------

      15. Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period....................................................               21.11%
                                                                                                                 -----------------

          b. The default rate for the related Monthly Period..................................................                7.00%
                                                                                                                 -----------------

          c. The Net Portfolio Yield for the related Monthly Period...........................................               14.11%
                                                                                                                 -----------------

          d. The Base Rate for the related Monthly Period.....................................................                4.76%
                                                                                                                 -----------------


          e. The Excess Spread Percentage for the related Monthly Period......................................                9.35%
                                                                                                                 -----------------

          f. The Quarterly Excess Spread Percentage for the related Monthly Period............................                9.72%
                                                                                                                 -----------------

                   i) Excess Spread Percentage related to                    Sep-04                                           9.35%
                                                                                                                 -----------------

                   ii) Excess Spread Percentage related to                   Aug-04                                          10.05%
                                                                                                                 -----------------

                   iii) Excess Spread Percentage related to                  Jul-04                                           9.77%
                                                                                                                 -----------------

      16. Floating Rate Determinations:

      Average Federal Funds Rate for the Interest Period from  September 20, 2004 through and
      including October 19, 2004                                                                                           1.77100%
                                                                                                                 -----------------
      LIBOR for the Interest Period from  September 20, 2004 through and including
      October 19, 2004                                                                                                     1.81125%
                                                                                                                 -----------------

      Federal Funds Rate in effect for each day during the interest period of September 20, 2004 through and including October 19, 2004

September 20      1.58%     September 28      1.76%      October 6      1.73%      October 14     1.73%
September 21      1.64%     September 29      1.72%      October 7      1.74%      October 15     1.77%
September 22      1.70%     September 30      1.76%      October 8      1.76%      October 16     1.77%
September 23      1.78%     October 1         1.94%      October 9      1.76%      October 17     1.77%
September 24      1.80%     October 2         1.94%      October 10     1.76%      October 18     1.77%
September 25      1.80%     October 3         1.94%      October 11     1.76%      October 19     1.77%
September 26      1.80%     October 4         1.86%      October 12     1.71%
September 27      1.76%     October 5         1.77%      October 13     1.78%

      17. Principal Funding Account

          a. The amount on deposit in the Principal Funding Account on the related
             Payment Date (after taking into consideration deposits and withdraws for
             the related Payment Date)........................................................................   $               -
                                                                                                                 -----------------

          b. The Accumulation Shortfall with respect to the related Monthly Period............................   $               -
                                                                                                                 -----------------

          c. The Principal Funding Investment Proceeds deposited in the Collection
             Account to be treated as Available Finance Charge Collections....................................   $               -
                                                                                                                 -----------------

      18. Reserve Account

          a. The amount on deposit in the Reserve Account on the related Payment
             Date (after taking into consideration deposits and withdraws for
             the related Payment Date)........................................................................   $               -
                                                                                                                 -----------------

          b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
             Charge Collections...............................................................................   $               -
                                                                                                                 -----------------

          c. Interest earnings on the Reserve Account deposited into the
             Collection Account to be treated as Available Finance Charge Collections.........................   $               -
                                                                                                                 -----------------

      19. Cash Collateral Account

          a. The Required Cash Collateral Account Amount on the related Payment Date..........................   $    6,750,000.00
                                                                                                                 -----------------

          b. The Available Cash Collateral Account Amount on the related Payment Date.........................   $    6,750,000.00
                                                                                                                 -----------------

      20. Investor Charge-Offs

          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period......................   $               -
                                                                                                                 -----------------

          b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date......................   $               -
                                                                                                                 -----------------

      21. The Monthly Principal Reallocation Amount for the related Monthly Period............................   $               -
                                                                                                                 -----------------

                          Advanta Bank Corp.
                          as Servicer

                          By:
                          Name: Michael Coco
                          Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                        PERIOD ENDING SEPTEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of October 20, 2004 and with respect to the performance of the Trust during the period of September 1, 2004 through September 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder..................   $               -
                                                                                                                 -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder..................   $               -
                                                                                                                 -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder..................   $               -
                                                                                                                 -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder..................   $               -
                                                                                                                 -----------------

II. Information regarding the current monthly interest distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest.................................             1.73438
                                                                                                                 -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest.................................             2.46771
                                                                                                                 -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest.................................             3.92604
                                                                                                                 -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest.................................             7.75938
                                                                                                                 -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder.................................             1.73438
                                                                                                                 -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder.................................             2.46771
                                                                                                                 -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder.................................             3.92604
                                                                                                                 -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder.................................             7.75938
                                                                                                                 -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for
       the Monthly Period preceding such Payment Date.........................................................   $  617,825,950.38
                                                                                                                 -----------------

    2. The aggregate amount of such Collections with respect to Finance Charge and
       Administrative Receivables for the Monthly Period preceding such Payment Date..........................   $   53,919,238.05
                                                                                                                 -----------------

    3.  Recoveries for the preceding Monthly Period...........................................................   $    3,919,093.06
                                                                                                                 -----------------

    4.  The Defaulted Amount for the preceding Monthly Period.................................................   $   17,889,054.99
                                                                                                                 -----------------

    5. The annualized percentage equivalent of a fraction, the  numerator of which is the
       Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
       is the average Receivables for the preceding Monthly Period............................................                5.34%
                                                                                                                 -----------------
    6.  The total amount of Principal Receivables in the trust at the beginning of the
        preceding Monthly Period..............................................................................   $3,067,382,166.79
                                                                                                                 -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the
        preceding Monthly Period.........................................................                        $3,096,279,841.06
                                                                                                                 -----------------

    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period.............................................................   $   53,925,121.17
                                                                                                                 -----------------

    9. The total amount of Finance Charge and Administrative Receivables in the Trust as of
       the last day of the preceding Monthly Period...........................................................   $   58,138,749.73
                                                                                                                 -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
        the last day of the preceding Monthly Period..........................................................   $2,464,750,000.00
                                                                                                                 -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period............................   $  631,529,841.06
                                                                                                                 -----------------

    12. The transferor percentage as of the last day of the preceding Monthly Period..........................               20.40%
                                                                                                                 -----------------

    13. The Required Transferor Percentage....................................................................                7.00%
                                                                                                                 -----------------

    14. The Required Transferor Interest......................................................................   $  216,739,588.87
                                                                                                                 -----------------

    15. The monthly principal payment rate for the preceding Monthly Period...................................              20.142%
                                                                                                                 -----------------

    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period..........   $               -
                                                                                                                 -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                 Percentage              Aggregate
                                                  of Total                Account
                                                 Receivables              Balance
(a) Delinquent between 30 days and 59 days          1.301%           $  41,024,445.98
(b) Delinquent between 60 days and 89 days          1.022%           $  32,238,381.73
(c) Delinquent between 90 days and 119 days         0.867%           $  27,359,202.75
(d) Delinquent between 120 days and 149 days        0.657%           $  20,715,278.15
(e) Delinquent between 150 days and 179 days        0.641%           $  20,206,242.58
(f) Delinquent 180 days or greater                  0.000%           $              -
                                                    -----            ----------------
(g) Aggregate                                       4.487%           $ 141,543,551.19
                                                    =====            ================

V.  Information regarding Series 2003-D

    1. The amount of Principal Receivables in the Trust represented by the Invested Amount
       of Series 2003-D as of the last day of the related Monthly Period......................................   $  400,000,000.00
                                                                                                                 -----------------

    2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2003-D on the last day of the related Monthly Period..................................   $  400,000,000.00
                                                                                                                 -----------------

                                                                                              NOTE FACTORS

    3. The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period......................     1.0000          $  320,000,000.00
                                                                                                                 -----------------

    4. The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period......................     1.0000          $   37,000,000.00
                                                                                                                 -----------------

    5. The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period......................     1.0000          $   29,000,000.00
                                                                                                                 -----------------

    6. The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period......................     1.0000          $   14,000,000.00
                                                                                                                 -----------------

    7. The Floating Investor Percentage with respect to the period:

    September 1, 2004 through September 30, 2004                                                                        13.0404357%
                                                                                                                 -----------------

    8. The Fixed Investor Percentage with respect to the period:

    September 1, 2004 through September 30, 2004                                                                         N/A
                                                                                                                 -----------------

    9. The amount of Investor Principal Collections applicable to Series 2003-D...............................   $   80,567,195.80
                                                                                                                 -----------------

    10a. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date..................................................................   $    5,029,525.31
                                                                                                                 -----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
         Master Indenture.....................................................................................   $    2,007,721.04
                                                                                                                 -----------------

    11. The Investor Default Amount for the related Monthly Period............................................   $    2,332,810.71
                                                                                                                 -----------------

    12. The Monthly Servicing Fee for the related Monthly Period..............................................   $      666,666.67
                                                                                                                 -----------------

    13. Trust yields for the related Monthly Period

           a. The cash yield for the related Monthly Period...................................................               21.11%
                                                                                                                 -----------------

           b. The default rate for the related Monthly Period.................................................                7.00%
                                                                                                                 -----------------

           c. The Net Portfolio Yield for the related Monthly Period..........................................               14.11%
                                                                                                                 -----------------

           d.  The Base Rate for the related Monthly Period...................................................                4.61%
                                                                                                                 -----------------

           e.  The Excess Spread Percentage for the related Monthly Period....................................                9.50%
                                                                                                                 -----------------

           f.  The Quarterly Excess Spread Percentage for the related Monthly Period..........................                9.86%
                                                                                                                 -----------------

               i) Excess Spread Percentage related to                     Sep-04                                              9.50%
                                                                                                                 -----------------

               ii) Excess Spread Percentage related to                    Aug-04                                             10.17%
                                                                                                                 -----------------

               iii) Excess Spread Percentage related to                   Jul-04                                              9.91%
                                                                                                                 -----------------

    14. Floating Rate Determinations:

    LIBOR for the Interest Period from  September 20, 2004 through and  including October 19, 2004                         1.81125%
                                                                                                                 -----------------

    15. Principal Funding Account

           a. The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for the
              related Payment Date)...........................................................................   $               -
                                                                                                                 -----------------

           b. The Accumulation Shortfall with respect to the related Monthly Period ..........................
                                                                                                                 -----------------

           c. The Principal Funding Investment Proceeds deposited in the Collection Account
              to be treated as Available Finance Charge Collections...........................................   $               -
                                                                                                                 -----------------

    16. Reserve Account

           a. The amount on deposit in the Reserve Account on the related Payment Date
              (after taking into consideration deposits and withdraws for the related
              Payment Date)...................................................................................   $               -
                                                                                                                 -----------------

           b. The Reserve Draw Amount for the related Monthly Period deposited into the
              Collection Account to be treated as Available Finance Charge Collections........................   $               -
                                                                                                                 -----------------

           c. Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections...................................   $               -
                                                                                                                 -----------------

    17. Cash Collateral Account

           a. The Required Cash Collateral Account Amount on the related Payment Date.........................   $    9,000,000.00
                                                                                                                 -----------------

           b. The Available Cash Collateral Account Amount on the related Payment Date........................   $    9,000,000.00
                                                                                                                 -----------------

    18. Investor Charge-Offs

           a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.....................   $               -
                                                                                                                 -----------------

           b. The aggregate amount of Investor Charge-Offs
              reimbursed on the Payment Date..................................................................   $               -
                                                                                                                 -----------------

    19. The Monthly Principal Reallocation Amount for the related Monthly Period..............................   $               -
                                                                                                                 -----------------

                    Advanta Bank Corp.
                    as Servicer

                    By: /s/ MICHAEL COCO
                    Name: Michael Coco
                    Title: Vice President and Treasurer